As filed with the Securities and Exchange Commission on January 30, 2003.
                                                               File No. 33-76060
                                                              File No. 811-04438


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No.14

                      ABERDEEN AUSTRALIA EQUITY FUND, INC.

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

       Registrant's Telephone Number, including Area Code: (800) 451-6788

                            Sander M. Bieber, Esquire
                                   Dechert LLP
                               1775 I Street, N.W.
                                 (202) 261-3308
                     (Name and Address of Agent for Service)


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This amendment consists of the following:

(1)      Facing Sheet of the Registration Statement
(2)      Part C of the Registration Statement (including signature page) and
(3)      Exhibit 2(b) to the Registration Statement

                                     Part C


         Registrant's Amended and Restated By-Laws, as adopted as of January 16, 2003, by registrant's Board of Directors, are filed herewith as Exhibit 2(b).

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 14 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned thereunto duly authorized, in the District of Columbia, on the 30th day of January, 2003.


                                          ABERDEEN AUSTRALIA EQUITY FUND, INC.


                                            *
                                          --------------------------------------
                                          Hugh Young
                                          President

                                          By:/s/ Sander M. Bieber
                                          --------------------------------------
                                             Sander M. Bieber
                                             As Attorney-in-Fact

* Pursuant to power of attorney filed with Amendment No. 13 to Registrants registration statement under the Investment Company Act of 1940 on August 30, 2001.



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                                  EXHIBIT INDEX


Exhibit No.                Description

2(b)                       Amended and Restated By-Laws